UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2008
LINCOLN ELECTRIC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
0-1402
(Commission File Number)

Ohio	34-1860551
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
22801 St Clair Avenue
Cleveland, Ohio 44117
(Address of principal executive offices, with zip code)
(216) 481-8100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Amendments to the Supplemental Executive Retirement Plan, 2005 Deferred Compensation Plan for Executives, Non-Employee Directors’ Deferred Compensation Plan, 2007 Management Incentive Compensation Plan and 2006 Equity and Performance Incentive Plan
Lincoln Electric Holdings, Inc. (the “Company”) amended (or amended and restated), effective as of December 31, 2008, the following plans in order to bring the plans into compliance with Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”):
•	Supplemental Executive Retirement Plan (Amended and Restated as of December 31, 2008) (the “SERP”);

•	2005 Deferred Compensation Plan for Executives (Amended and Restated as of December 31, 2008) (the “Top-Hat Plan”);

•	Non-Employee Directors’ Deferred Compensation Plan (Amended and Restated as of December 31, 2008) (the “Directors’ Deferred Compensation Plan”);

•	2007 Management Incentive Compensation Plan (Amended and Restated as of December 31, 2008) (“MICP”); and

•	Amendment No. 2, effective as of December 31, 2008, to 2006 Equity and Performance Incentive Plan (“2006 EPI Plan”).
Section 409A is a tax law that, along with its regulations, governs “nonqualified deferred compensation” arrangements and imposes additional tax and penalties on service providers (including employees and directors) if a covered arrangement does not meet its requirements.
In addition to the Section 409A amendments, the amendments to the Top-Hat Plan provide for automatic payments upon a change in control as defined by Section 409A and permit the executive to defer amounts under the Company’s Cash Long-Term Incentive Plan (“Cash LTIP”) (previously, the Top-Hat Plan deferrals were limited to an executive’s base salary and bonus). The amendments to the SERP further specify the form of payment for any separation of service from the Company (even if before age 55), provided that the participant is vested under the SERP, where previously the SERP only accommodated distributions on or after age 55 and upon death. The amendments to the MICP, the Company’s Internal Revenue Code Section 162(m) plan, also clarify that automatic payments would not be made under the plan upon a change in control of the Company as any such payments would be governed by the terms of the Company’s Management Incentive Plan (“MIP”) and Cash LTIP programs.
The foregoing is a summary of the amendments to the SERP, the Top-Hat Plan, the Directors’ Deferred Compensation Plan, the MICP and the 2006 EPI Plan and not a complete discussion thereof. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the amendments which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and incorporated herein by reference.
Amendments to Severance Agreements
The Company also amended its existing severance agreements with Mr. John M. Stropki, the Company’s Chairman, President and Chief Executive Officer, and Mr. Frederick G. Stueber, the Company’s Senior Vice President, General Counsel and Secretary, as well as one other officer of the Company, in order to bring those agreements into compliance with Section 409A. The changes to the severance agreements do not generally affect the scope or amount of benefits that such executives would receive under the existing agreements.

The foregoing is a summary of the amendments to the severance agreements and not a complete discussion thereof. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the form of the amendments which is attached hereto as Exhibit 10.6 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
10.1	Supplemental Executive Retirement Plan (Amended and Restated as of December 31, 2008).

10.2	2005 Deferred Compensation Plan for Executives (Amended and Restated as of December 31, 2008).

10.3	Non-Employee Directors’ Deferred Compensation Plan (Amended and Restated as of December 31, 2008).

10.4	2007 Management Incentive Compensation Plan (Amended and Restated as of December 31, 2008)

10.5	Amendment No. 2 to 2006 Equity and Performance Incentive Plan

10.6	Form of Amendment No. 2 to Severance Agreement (as entered into by the Company and Messrs. Stropki and Stueber).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC.
Date: January 6, 2009	By:	/s/ Frederick G. Stueber
Frederick G. Stueber
Senior Vice President, General Counsel & Secretary

LINCOLN ELECTRIC HOLDINGS, INC.
INDEX TO EXHIBITS

Exhibit No.	Exhibit

10.1	Supplemental Executive Retirement Plan (Amended and Restated as of December 31, 2008)

10.2	2005 Deferred Compensation Plan for Executives (Amended and Restated as of December 31, 2008)

10.3	Non-Employee Directors’ Deferred Compensation Plan (Amended and Restated as of December 31, 2008)

10.4	2007 Management Incentive Compensation Plan (Amended and Restated as of December 31, 2008)

10.5	Amendment No. 2 to 2006 Equity and Performance Incentive Plan

10.6	Form of Amendment No. 2 to Severance Agreement (as entered into by the Company and Messrs. Stropki and Stueber).